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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 4, 2005

                          VISHAY INTERTECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-7416                 38-1686453
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(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)         Identification No.)

             63 Lincoln Highway
              Malvern, PA 19355                               19355-2143
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   (Address of principal executive offices)                   (Zip Code)

         Registrant's telephone number, including area code 610-644-1300


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2005, Vishay Intertechnology, Inc. issued a press release announcing its financial results for the third quarter and nine fiscal months ended October 1, 2005. A copy of the press release is furnished as Exhibit 99 to this report.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.    Description
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99             Press release dated November 4, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 4, 2005

                                             VISHAY INTERTECHNOLOGY, INC.


                                             By:    /s/ Richard N. Grubb
                                                    ----------------------------
                                             Name:  Richard N. Grubb
                                             Title: Executive Vice President and
                                                    Chief Financial Officer